Exhibit 99.1

CorEnergy Releases Second Quarter 2016 Results

KANSAS CITY, Mo. – August 9, 2016 - CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) (“CorEnergy” or the “Company”) today announced financial results for the second quarter ended June 30, 2016.

Recent Developments

•	Delivered Net Income of $0.66 per common share (basic), NAREIT Funds from Operations (NAREIT FFO)[1] of $1.10 per share (basic), Funds from Operations (FFO)[1] of $1.04 per share (basic) and Adjusted Funds from Operations (AFFO)[1] of $1.12 per share (basic)

•	Declared common stock dividend of $0.75 per share ($3.00 annualized) in the second quarter

•	Completed ~$2 million of share repurchases and ~$1 million of convertible debt repurchases during the first half of 2016

•	Sold Black Bison Assets and expect to convert a portion of the Four Wood Financing Note to a preferred equity interest

•	All tenants continue to make timely rent payments

Second Quarter 2016 Performance Summary

Results for the second quarter of 2016 were approximately flat sequentially and include Total Revenue of $22.1 million, Net Income to Common Shareholders of $7.9 million, and Contribution Margin2 of $20.9 million. CorEnergy believes the Contribution Margin reflects the Company’s operating performance because it eliminates the impact of commodity purchases and sales, as well as direct operating expenses, of certain assets.   Due to acquisitions, CorEnergy does not believe comparisons with the second quarter of 2015 are meaningful.

Earnings for the second quarter of 2016 were $7.9 million, or $0.66 per common share (basic and diluted).  AFFO for the second quarter of 2016 was $13.3 million, or $1.12 per share (basic) and $1.01 per share (diluted). Management uses AFFO as a measure of long-term sustainable operational performance. For completeness, we present other measures of income in the table below:

	Second Quarter
	Ended June 30, 2016
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$7,917,418	$0.66	$0.66
NAREIT Funds from Operations (NAREIT FFO)[1]	$13,045,630	$1.10	$0.99
Funds From Operations (FFO)[1]	$12,380,700	$1.04	$0.95
Adjusted Funds From Operations (AFFO)[1]	$13,320,271	$1.12	$1.01

NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders and Contribution Margin, also a non-GAAP term, are included at the end of this press release. See Notes 1 and 2 for additional information.

Portfolio Update

Grand Isle Gathering System:  The parent company of our tenant of the GIGS, Energy XXI Ltd., had its Disclosure Statement approved on July 15,, 2016, enabling EXXI to begin soliciting creditor approval of its proposed Plan of Reorganization.

Pinedale Liquids Gathering System: Ultra Petroleum Corp., the parent company of our tenant of the Pinedale LGS, has requested an extension to file its proposed Plan of Reorganization and Disclosure Statement until first quarter 2017. We anticipate UPL will accept or reject its leases, including the Pinedale Lease Agreement, by year-end 2016.

Black Bison Financing Note: On June 16, 2016, CorEnergy sold substantially all of the assets of Black Bison Water Services and its subsidiaries to Expedition Water Solutions for a combination of $1 million in cash, plus an earn-out of up to $6.5 million in royalty payments. Royalty payments will not increase AFFO1.

Four Wood Financing Note: CorEnergy is in the process of restructuring its Four Wood Financing Note to SWD Enterprises, LLC and converting a portion of it into a preferred equity interest.  Cash and Payment in Kind interest and dividends will not increase AFFO1, until Four Wood generates sustainable operating margins and the reserve for collection has been removed.

Dividend Update

Common Stock: A second quarter common stock cash dividend of $0.75 ($3.00 annualized) was declared on July 27, 2016, payable on August 31, 2016. CorEnergy maintains a quarterly common stock dividend payment cycle of February, May, August and November.

Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the second quarter, payable on August 31, 2016. The preferred dividends, which equate to an annual payment of $1.84375 per depositary share, are paid on or about the last day of February, May, August and November.

Outlook

CorEnergy intends to continue paying dividends based on rents received, pending the outcomes of the bankruptcy processes. With the parent company of our GIGS tenant and the tenant of the Pinedale LGS currently reorganizing pursuant to Chapter 11 bankruptcy proceedings, we refer investors to the risk factors in our 10-Q filings as to the potential risks associated with unexpired leases. We do not intend to fund acquisitions until significant bankruptcy milestones for EXXI and UPL have occurred and been disclosed to the public. We expect to occur by year-end 2016.

Second Quarter 2016 Earnings Conference Call

CorEnergy will host a conference call on Wednesday, August 10, 2016, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.

A replay of the call will be available until 11:59 p.m. Eastern Time September 10, 2016 by dialing 877-660-6853 (for international, 1-201-612-7415). The Conference ID is 13642220.

About CorEnergy Infrastructure Trust, Inc.

CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential midstream and downstream energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We seek long-term contracted revenue from operators of our assets, primarily under triple net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes

1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation, amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investments plus provision from loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred leasing costs, accretion of asset retirement obligations, income tax expense (benefit) unrelated to securities investments and provision for loan losses, above market rent, noncash costs associated with derivative instruments and certain costs of non-recurring nature, less maintenance, capital expenditures (if any) amortization of debt premium and other adjustments as deemed appropriate by management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Adjusted EBITDA and to Net Income Attributable to Common Stockholders are included in the additional financial information attached to this press release.

2Contribution Margin is a non-GAAP measure defined as Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results, as reported in the MD&A section of CorEnergy’s Form 10-Q. Management believes that Lease Revenue, Security Distributions, Financing Revenue and Operating Results provides investors with information that will assist them in analyzing the operating performance of our leased assets, financing notes receivable, other equity securities and operating entities, before subtracting corporate expenses and depreciation and amortization expenses. As it pertains to other equity securities, the Company believes that net distributions received are indicative of the operating performance of the assets. Reconciliations of these results to Adjusted EBITDA and to Income Attributable to Common Stockholders are included in the additional financial information attached to this press release.

Consolidated Balance Sheets (Unaudited)

	June 30, 2016	December 31, 2015
Assets
Leased property, net of accumulated depreciation of $42,821,737 and $33,869,263	$500,273,741	$509,226,215
Property and equipment, net of accumulated depreciation of $7,615,837 and $5,948,988	118,335,359	119,629,978
Financing notes and related accrued interest receivable, net of reserve of $4,100,000 and $13,784,137	1,500,000	7,675,626
Other equity securities, at fair value	8,036,137	8,393,683
Cash and cash equivalents	8,116,117	14,618,740
Accounts and other receivables	14,658,133	10,431,240
Deferred costs, net of accumulated amortization of $1,708,009 and $2,717,609	3,685,192	4,187,271
Prepaid expenses and other assets	808,011	491,024
Deferred tax asset	1,977,585	1,606,976
Goodwill	1,718,868	1,718,868
Total Assets	$659,109,143	$677,979,621
Liabilities and Equity
Current maturities of Term loan – related party	$668,556	$—
Current maturities of Term loan	7,890,000	66,132,000
Term loan – related party	9,660,629	—
Term loan, net of deferred debt costs	33,260,436	39,308,842
Line of credit	44,000,000	—
7.00% Convertible Senior Notes, net of discount and deferred debt costs	110,851,168	111,423,910
Asset retirement obligation	13,197,499	12,839,042
Accounts payable and other accrued liabilities	2,540,699	2,317,774
Management fees payable	1,699,786	1,763,747
Unearned revenue	54,094	—
Total Liabilities	$223,822,867	$233,785,315
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 22,500 issued and outstanding as of June 30, 2016, and December 31, 2015	$56,250,000	56,250,000
Capital stock, non-convertible, $0.001 par value; 11,869,828 and 11,939,697 shares issued and outstanding at June 30, 2016, and December 31, 2015 (100,000,000 shares authorized)	11,870	11,940
Additional paid-in capital	352,270,804	361,581,507
Accumulated other comprehensive income (loss)	(17,274)	190,797
Total CorEnergy Equity	408,515,400	418,034,244
Non-controlling Interest	26,770,876	26,160,062
Total Equity	435,286,276	444,194,306
Total Liabilities and Equity	$659,109,143	$677,979,621

Consolidated Statements of Income (Unaudited)

	For The Three Months Ended		For the Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenue
Lease revenue	$16,996,072	$6,799,879	$33,992,144	$14,135,980
Transportation and distribution revenue	5,064,680	3,546,979	10,164,131	7,196,714
Financing revenue	—	668,904	162,344	1,329,296
Sales revenue	—	1,665,908	—	4,007,563
Total Revenue	22,060,752	12,681,670	44,318,619	26,669,553
Expenses
Transportation and distribution expenses	1,378,306	1,272,025	2,740,631	2,469,993
Cost of Sales	—	569,958	—	1,818,288
General and administrative	2,773,240	1,905,329	6,063,092	4,473,848
Depreciation, amortization and ARO accretion expense	5,737,025	3,495,986	11,033,843	7,544,818
Provision for loan loss and disposition	369,278	—	5,014,466	—
Total Expenses	10,257,849	7,243,298	24,852,032	16,306,947
Operating Income	$11,802,903	$5,438,372	$19,466,587	$10,362,606
Other Income (Expense)
Net distributions and dividend income	$214,169	$193,410	$589,742	$783,818
Net realized and unrealized gain (loss) on other equity securities	1,199,665	43,385	(429,087)	493,183
Interest expense	(3,540,812)	(1,126,888)	(7,466,821)	(2,274,160)
Total Other Income (Expense)	(2,126,978)	(890,093)	(7,306,166)	(997,159)
Income before income taxes	9,675,925	4,548,279	12,160,421	9,365,447
Taxes
Current tax expense (benefit)	203,652	104,479	(474,079)	540,235
Deferred tax expense (benefit)	206,786	(153,342)	(370,609)	(268,733)
Income tax expense (benefit), net	410,438	(48,863)	(844,688)	271,502
Net Income	9,265,487	4,597,142	13,005,109	9,093,945
Less: Net Income attributable to non-controlling interest	310,960	412,004	659,461	822,179
Net Income attributable to CorEnergy Stockholders	$8,954,527	$4,185,138	$12,345,648	$8,271,766
Preferred dividend requirements	1,037,109	1,037,109	2,074,218	1,774,609
Net Income attributable to Common Stockholders	$7,917,418	$3,148,029	$10,271,430	$6,497,157

Net Income	$9,265,487	$4,597,142	$13,005,109	$9,093,945
Other comprehensive income (loss):
Changes in fair value of qualifying hedges attributable to CorEnergy stockholders	3,005	18,202	(208,071)	(257,905)
Changes in fair value of qualifying hedges attributable to non-controlling interest	703	4,256	(48,647)	(60,299)
Net Change in Other Comprehensive Income (Loss)	$3,708	$22,458	$(256,718)	$(318,204)
Total Comprehensive Income	9,269,195	4,619,600	12,748,391	8,775,741
Less: Comprehensive income attributable to non-controlling interest	311,663	416,260	610,814	761,880
Comprehensive Income attributable to CorEnergy Stockholders	$8,957,532	$4,203,340	$12,137,577	$8,013,861
Earnings Per Common Share:
Basic	$0.66	$0.33	$0.86	$0.69
Diluted	$0.66	$0.32	$0.86	$0.68
Weighted Average Shares of Common Stock Outstanding:
Basic	11,912,030	9,523,753	11,927,984	9,423,758
Diluted	15,383,892	9,863,413	11,927,984	9,594,526
Dividends declared per share	$0.750	$0.675	$1.500	$1.325

Consolidated Statements of Equity

	Capital Stock		Preferred Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non-Controlling Interest	Total
	Shares	Amount	Amount
Balance at December 31, 2014	9,321,010	$9,321	$—	$309,987,724	$453,302	$—	$27,090,695	$337,541,042
Net income	—	—	—	—	—	12,319,911	1,617,206	13,937,117
Net change in cash flow hedges	—	—	—	—	(262,505)	—	(61,375)	(323,880)
Total comprehensive income (loss)	—	—	—	—	(262,505)	12,319,911	1,555,831	13,613,237
Issuance of Series A cumulative redeemable preferred stock, 7.375% - redemption value	—	—	56,250,000	(2,039,524)	—	—	—	54,210,476
Net offering proceeds from issuance of common stock	2,587,500	2,587	—	73,254,777	—	—	—	73,257,364
Series A preferred stock dividends	—	—	—	—	—	(3,503,125)	—	(3,503,125)
Common stock dividends	—	—	—	(20,529,353)	—	(8,816,786)	—	(29,346,139)
Common stock issued under director's compensation plan	2,677	3	—	89,997	—	—	—	90,000
Distributions to non-controlling interest	—	—	—	—	—	—	(2,486,464)	(2,486,464)
Reinvestment of dividends paid to common stockholders	28,510	29	—	817,886	—	—	—	817,915
Balance at December 31, 2015	11,939,697	$11,940	$56,250,000	$361,581,507	$190,797	$—	$26,160,062	$444,194,306
Net income	—	—	—	—	—	12,345,648	659,461	13,005,109
Net change in cash flow hedges	—	—	—	—	(208,071)	—	(48,647)	(256,718)
Total comprehensive income (loss)	—	—	—	—	(208,071)	12,345,648	610,814	12,748,391
Repurchase of common stock	(90,613)	(91)	—	(2,041,760)	—	—	—	(2,041,851)
Series A preferred stock dividends	—	—	—		—	(2,074,218)	—	(2,074,218)
Common stock dividends	—	—	—	(7,630,745)	—	(10,271,430)	—	(17,902,175)
Reinvestment of dividends paid to common stockholders	1,511	2	—	29,998	—	—	—	30,000
Reinvestment of dividends paid to common stockholders	19,233	19	—	331,804	—	—	—	331,823
Balance at June 30, 2016 (Unaudited)	11,869,828	$11,870	$56,250,000	$352,270,804	$(17,274)	$—	$26,770,876	$435,286,276

Consolidated Statements of Cash Flows (Unaudited)

	For the Six Months Ended
	June 30, 2016	June 30, 2015
Operating Activities
Net Income	$13,005,109	$9,093,945
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(370,609)	(268,734)
Depreciation, amortization and ARO accretion	12,149,782	8,216,190
Provision for loan loss	5,014,466	—
Loss on repurchase of convertible debt	(68,734)	—
Net distributions and dividend income, including recharacterization of income	(117,004)	(371,323)
Net realized and unrealized loss (gain) on other equity securities	429,087	(493,183)
Unrealized gain on derivative contract	(132,094)	(34,529)
Common stock issued under directors compensation plan	30,000	60,000
Changes in assets and liabilities:
(Increase) decrease in accounts and other receivables	(3,733,564)	22,280
Decrease (increase) in financing note accrued interest receivable	95,114	(342,874)
Increase in prepaid expenses and other assets	(143,996)	(198,215)
(Decrease) increase in management fee payable	(63,961)	47,959
Decrease in accounts payable and other accrued liabilities	(133,100)	(702,221)
Increase in current income tax liability	—	292,214
Increase (decrease) in unearned revenue	54,094	(711,230)
Net cash provided by operating activities	$26,014,590	$14,610,279
Investing Activities
Proceeds from assets and liabilities held for sale	644,934	7,678,246
Acquisition expenditures	—	(249,925,974)
Purchases of property and equipment, net	(372,230)	(19,820)
Proceeds from asset foreclosure and sale	223,451	—
Increase in financing notes receivable	(202,000)	(39,248)
Return of capital on distributions received	2,134	55,009
Net cash provided (used) by investing activities	$296,289	$(242,251,787)
Financing Activities
Debt financing costs	(193,000)	(132,041)
Net offering proceeds on Series A preferred stock	—	54,210,476
Net offering proceeds on common stock	—	73,431,411
Net offering proceeds on convertible debt	—	111,262,500
Repurchases of common stock	(2,041,851)	—
Repurchases of convertible debt	(931,266)	—
Dividends paid on Series A preferred stock	(2,074,218)	(1,428,906)
Dividends paid on common stock	(17,570,352)	(11,952,944)
Distributions to non-controlling interest	—	(1,131,356)
Advances on revolving line of credit	44,000,000	45,072,666
Payments on revolving line of credit	—	(35,064,018)
Principal payments on term debt	(1,800,000)	—
Principal payments on credit facility	(52,202,815)	(1,764,000)
Net cash (used) provided by financing activities	$(32,813,502)	$232,503,788
Net Change in Cash and Cash Equivalents	$(6,502,623)	$4,862,280
Cash and Cash Equivalents at beginning of period	14,618,740	7,578,164
Cash and Cash Equivalents at end of period	$8,116,117	$12,440,444

Supplemental Disclosure of Cash Flow Information
Interest paid	$6,758,715	$1,734,846
Income taxes paid (net of refunds)	$3,437	$(2,999)

Non-Cash Operating Activities
Change in accounts payable and accrued expenses related to prepaid assets and other expense	$—	$16,248

Non-Cash Investing Activities
Change in accounts and other receivables	$(450,000)	$—
Change in accounts payable and accrued expenses related to intangibles and deferred costs	$—	$297,831
Change in accounts payable and accrued expenses related to acquisition expenditures	$—	$(51,699)
Change in accounts payable and accrued expenses related to issuance of financing and other notes receivable	$—	$(39,248)
Net change in Assets Held for Sale, Property and equipment, Prepaid expenses and other assets, Accounts payable and other accrued liabilities and Liabilities held for sale	$(1,776,549)	—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to the issuance of common equity	$—	$176,338
Change in accounts payable and accrued expenses related to debt financing costs	$—	$157,059
Reinvestment of distributions by common stockholders in additional common shares	$331,823	$400,532

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation

	For the Three Months Ended		For the Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net Income attributable to CorEnergy Stockholders	$8,954,527	$4,185,138	$12,345,648	$8,271,766
Less:
Preferred Dividend Requirements	1,037,109	1,037,109	2,074,218	1,774,609
Net Income attributable to Common Stockholders	7,917,418	3,148,029	10,271,430	6,497,157
Add:
Depreciation	5,539,667	3,480,644	10,629,420	7,514,134
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	411,455	411,455	822,909	822,909
NAREIT funds from operations (NAREIT FFO)	13,045,630	6,217,218	20,077,941	13,188,382
Add:
Distributions received from investment securities	215,139	218,557	474,873	467,506
Income tax expense (benefit) from investment securities	533,765	88,233	58,128	501,097
Less:
Net distributions and dividend income	214,169	193,410	589,742	783,818
Net realized and unrealized gain (loss) on other equity securities	1,199,665	43,385	(429,087)	493,183
Funds from operations adjusted for securities investments (FFO)	12,380,700	6,287,213	20,450,287	12,879,984
Add:
Provision for loan losses, net of tax	369,278	—	4,409,359	—
Transaction costs	1,000	74,551	37,915	747,298
Amortization of debt issuance costs	470,506	307,930	1,087,603	613,640
Amortization of deferred lease costs	22,983	15,342	45,966	30,684
Accretion of asset retirement obligation	174,375	—	358,457	—
Income tax expense (benefit)	(123,327)	(137,096)	(297,709)	(229,595)
Amortization of above market leases	—	—	—	72,987
Unrealized (gain) loss associated with derivative instruments	33,820	(17,649)	57,695	(34,529)
Less:
EIP Lease Adjustment (1)	—	—	—	542,809
Non-Controlling Interest attributable to AFFO reconciling items	9,064	22,227	45,868	45,511
Adjusted funds from operations (AFFO)	$13,320,271	$6,508,064	$26,103,705	$13,492,149

Weighted Average Shares of Common Stock Outstanding:
Basic	11,912,030	9,523,753	11,927,984	9,423,758
Diluted	15,396,879	9,863,413	15,406,339	9,594,526
NAREIT FFO attributable to Common Stockholders
Basic	$1.10	$0.65	$1.68	$1.40
Diluted	$0.99	$0.63	$1.59	$1.38
FFO attributable to Common Stockholders
Basic	$1.04	$0.66	$1.71	$1.37
Diluted	$0.95	$0.64	$1.61	$1.35
AFFO attributable to Common Stockholders
Basic	$1.12	$0.68	$2.19	$1.43
Diluted	$1.01	$0.66	$1.98	$1.41

(1) Based on the economic return to CorEnergy resulting from the sale of our 40 percent undivided interest in EIP, we determined that it was appropriate to eliminate the portion of EIP lease income attributable to return of capital, as a means to more accurately reflect the EIP lease revenue contribution to CorEnergy-sustainable AFFO. CorEnergy believes that the portion of the EIP lease revenue attributable to return of capital, unless adjusted, overstates CorEnergy's distribution-paying capabilities and is not representative of sustainable EIP income over the life of the lease. The Company completed the sale of EIP on April 1, 2015.

Lease Revenue, Security Distributions, Financing Revenue, and Operating Results

	For the Three Months Ended		For the Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Lease Revenue, Security Distributions, Financing Revenue, and Operating Results
Leases:
Lease revenue	$16,996,072	$6,799,879	$33,992,144	$14,135,980
Other Equity Securities:
Net cash distributions received	215,139	218,557	474,873	467,506
Financing:
Financing revenue	—	668,904	162,344	1,329,296
Operations:
Transportation and distribution revenue (1)	5,064,680	5,212,887	10,164,131	11,204,277
Transportation and distribution expense (2)	(1,378,306)	(1,841,983)	(2,740,631)	(4,288,281)
Net Operations (excluding depreciation, amortization, and ARO accretion)	3,686,374	3,370,904	7,423,500	6,915,996
Total Lease Revenue, Security Distributions, Financing Revenue, and Operating Results	$20,897,585	$11,058,244	$42,052,861	$22,848,778
General and administrative	(2,773,240)	(1,905,329)	(6,063,092)	(4,473,848)
Non-Controlling Interest attributable to Adjusted EBITDA Items	(962,763)	(971,678)	(1,907,290)	(1,941,665)
Adjusted EBITDA	$17,161,582	$8,181,237	$34,082,479	$16,433,265

(1) MoGas and Omega revenues have been combined and are presented net of Omega's natural gas and propane costs subsequent to the new contract with the DOD executed on January 28, 2016, effective February 1, 2016.  In accordance with GAAP, Omega's historical Sales revenue and Cost of sales for the three and six months ended June 30, 2015, are presented separately, on a gross basis, in the Consolidated Statements of Income and Comprehensive Income in this quarterly report on Form 10-Q.  For ease of comparison in this results of operations discussion, Omega's historical Sales revenue, Cost of sales, and Operating expenses for the three and six months ended June 30, 2016 and 2015, are presented on a gross basis and are included in the Transportation and distribution lines in this table.
(2) MoGas' transportation, maintenance, and administrative expenses and Omega's distribution and operating expenses and cost of sales on non-DOD customers have been combined subsequent to the new contract with the DOD executed on January 28, 2016.

Reconciliation of Adjusted EBITDA to Income Attributable to Common Stockholders

	For the Three Months Ended		For the Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Adjusted EBITDA	$17,161,582	$8,181,237	$34,082,479	$16,433,265
Other Adjustments:
Distributions and dividends received in prior period previously deemed a return of capital (recorded as a cost reduction) and reclassified as income in a subsequent period (1)	—	—	117,004	371,323
Net realized and unrealized gain (loss) on securities, noncash portion	1,198,695	18,238	(431,222)	438,172
Depreciation, amortization, and ARO accretion	(5,737,025)	(3,495,986)	(11,033,843)	(7,544,818)
Interest expense, net	(3,540,812)	(1,126,888)	(7,466,821)	(2,274,160)
Provision for loan losses	(369,278)	—	(5,014,466)	—
Non-controlling interest attributable to depreciation, amortization, and interest expense(2)	651,803	559,674	1,247,828	1,119,486
Income tax benefit (expense)	(410,438)	48,863	844,688	(271,502)
Preferred dividend requirements	(1,037,109)	(1,037,109)	(2,074,218)	(1,774,609)
Income Attributable to Common Stockholders	$7,917,418	$3,148,029	$10,271,429	$6,497,157

Contacts
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Robertshaw, 877-699-CORR (2677)
info@corridortrust.com